                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 26, 2004


                              QUANTA SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


           1-13831                                     74-2851603
    (Commission File No.)                  (IRS Employer Identification No.)



                       1360 Post Oak Boulevard, Suite 2100
                              Houston, Texas 77056
          (Address of principal executive offices, including ZIP code)



                                 (713) 629-7600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are furnished as part of this Current Report on Form 8-K, pursuant to Item 12:

         Exhibit No.      Exhibit
         -----------      -------
         99.1             Press Release of Quanta Services Inc. dated
                          February 26, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 26, 2004, Quanta issued a press release announcing its earnings for the fiscal year ended December 31, 2003. A copy of the press release is furnished herewith as an exhibit.

         The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2004

                                    QUANTA SERVICES, INC.


                                     By: /s/ DANA A. GORDON
                                         ---------------------------------------
                                         Name:  Dana A. Gordon
                                         Title: Vice President - General Counsel

                                  EXHIBIT INDEX

         Exhibit No.      Exhibit
         -----------      -------
         99.1             Press Release of Quanta Services Inc. dated
                          February 26, 2004